UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountain View Blvd., Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02     Results of Operations and Financial Condition

On June 20, 2018, Barnes & Noble Education, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal fourth quarter and full year ended April 28, 2018.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) The Board of Directors of the Company (the “Board”) appointed Emily C. Chiu to the Board effective June 19, 2018. Subject to her re-election at the Company’s 2018 annual meeting of stockholders, the Company expects that Ms. Chiu will be appointed to one or more committees of the Board at the next meeting of the Board following the Company’s 2018 annual meeting of stockholders.

There were no arrangements or understandings pursuant to which Ms. Chiu was appointed as a director of the Company, and there have not been any related party transactions between the Company and Ms. Chiu since the beginning of the Company’s last fiscal year (and no such transactions have been proposed) in which the amount involved exceeded (or will exceed) $120,000. A copy of the Company’s press release announcing the appointment of Ms. Chiu to the Company’s Board is attached hereto as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of the Company issued on June 20, 2018 Reporting the Company’s Fiscal Fourth Quarter and Full Year 2018 Results.
99.2	Press Release of the Company issued on June 20, 2018 Announcing the Appointment of Emily C. Chiu to the Company’s Board.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: June 20, 2018
BARNES & NOBLE EDUCATION, INC.,

By:     /s/ Barry Brover
Name:     Barry Brover
Title:     Executive Vice President, Chief Financial Officer

BARNES & NOBLE EDUCATION, INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company issued on June 20, 2018 Reporting the Company’s Fiscal Fourth Quarter and Full Year 2018 Results.
99.2	Press Release of the Company issued on June 20, 2018 Announcing the Appointment of Emily C. Chiu to the Company’s Board.